                          ANNUAL REPORT / JULY 31 2000

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                      ------------------------------------

                TRADER GEORG (GISZE) BY HANS HOLBEIN THE YOUNGER

   THIS PAINTING DEPICTS A GERMAN MERCHANT IN LONDON, PRESUMABLY ON SOME KIND

   OF BUSINESS VENTURE. THE VARIOUS ITEMS SURROUNDING HIM--LEDGERS AND LISTS,

 FOREIGN COINS, ORNAMENTAL AND EXOTIC-LOOKING OBJECTS--CALL TO MIND HIS TRAVELS

   IN SUPPORT OF HIS PROFESSION. TRADERS SUCH AS GEORG FORMED THE BASIS OF THE

   GLOBAL MARKETPLACE AS WE KNOW IT, ALLOWING COMPANIES SUCH AS THOSE IN WHICH

              THIS FUND INVESTS TO BE OPEN TO THE TRADERS OF TODAY.

                      ------------------------------------

AIM Advisor International Value Fund is for shareholders who seek a high total return through capital appreciation and current income through a diversified portfolio of foreign equity securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor International Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 6/30/00, the most recent calendar quarter end, were as follows. Class A shares, one year, 9.75%; inception (12/31/96), 10.69%. Class B shares, one year, 10.30%; inception (3/3/98), 6.95%. Class C shares, one year, 14.24%; five years, 14.15%; inception (5/1/95), 14.14%.
o Since our last report to you, the fund's fiscal year end was changed from December 31 to July 31. Certain information in the financial pages of this report and information concerning fund distributions, if any, are for the period 12/31/99-7/31/00. The portfolio managers' discussion and the performance information presented are for the period 7/31/99-7/31/00.
o The fund's cumulative total returns at net asset value for the seven-month period ended 7/31/00 were as follows: Class A shares, -5.72%; Class B shares, -6.16%; Class C shares, -6.16%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI EAFE--Registered Trademark--(Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o   The unmanaged National Association of Securities Dealers Automated
    Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

    [PHOTO OF       When we started AIM in 1976, we had only a table, two chairs
    Charles T.      and a telephone. At the time, Bob Graham, Gary Crum and I
      Bauer         had the idea of creating a mutual fund company that put
   Chairman of      people first. Our slogan, "people are the product," means
   the Board of     that people--our employees and our investors--are our
     THE FUND       company.
   APPEARS HERE]        Almost a quarter-century later, we've grown to more than
                    eight million investors, with $176 billion in assets under
    [PHOTO OF       management. Over that time, the industry as a whole has
     Robert H.      grown from $51 billion in assets to more than $7 trillion
      Graham        today. I never dreamed we would see such phenomenal growth.
   APPEARS HERE]    You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.



                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND POSTS DOUBLE-DIGIT RETURNS DESPITE VOLATILE INTERNATIONAL MARKETS

FOREIGN MARKETS RALLIED, THEN DECLINED DURING THE FISCAL YEAR. HOW DID THE FUND PERFORM?
A shift in investor sentiment toward value stocks aided the fund's performance for the fiscal year ended July 31, 2000. Excluding sales charges, the fund registered one-year total returns of 12.34%, 11.50% and 11.44% for Class A, Class B and Class C shares, respectively. The fund outperformed the EAFE--Registered Trademark-- Index, which had a total return of 9.01% for the fiscal year.

WHAT WERE SOME OF THE MAJOR TRENDS IN INTERNATIONAL STOCK MARKETS DURING THE REPORTING PERIOD?
After strong performance in 1999, international markets were volatile in 2000. High-flying technology stocks boosted stock markets worldwide during the last half of 1999 and the initial months of 2000. However, in March, investors became concerned that tech stocks might be overvalued, causing a sell-off that eventually affected other market sectors. In the United States, the Federal Reserve Board (the Fed) continued raising short-term interest rates, a trend that periodically jolted markets globally.
    For much of the fiscal year, growth stocks outperformed value stocks. But toward the end of the reporting period, investors shifted their focus to value stocks as they became concerned that certain growth stocks, particularly technology issues, might be overpriced.

HOW DID EUROPEAN MARKETS FARE?
Boosted by technology, media and telecommunications stocks (TMTs), European markets soared in late 1999 and early 2000. European markets continued their upward climb until March, when the tech-laden Nasdaq faltered in the United States. The Nasdaq's woes had repercussions worldwide, including in Europe, where stock markets endured one their most volatile periods ever during the spring and early summer. As technology stocks plummeted, old-economy stocks came back into favor.
    Despite market volatility, the economic and business climate in Europe continued to bode well for stocks:
o Earnings were strong for many European companies and were forecasted to grow by 24% in 2000, according to Morgan Stanley.
o   European merger-and-acquisition activity continued at a brisk pace.
    Through the first half of 2000, 40% of all global deals announced involved a European company as an acquirer.
o The European equity culture continued to expand as initial public offerings outpaced those of the United States. Europe's stock exchanges also gained strength.

HOW DID JAPAN AND THE REST OF ASIA PERFORM?
The Japanese stock market, one of the best performers in 1999, fell precipitously in 2000. TMTs, which had been largely responsible for the Japanese market's dramatic gains, contributed significantly to its decline. Investors also were concerned about Japan's economy, which experienced two quarters of declining growth--technically a recession--in the second half of 1999. While the economy grew 2.4% in the first quarter of 2000, this figure was below the estimates of many analysts.
    As for the rest of Asia, markets mirrored the choppy performance of the United States because of their heavy weightings in technology stocks. However, economic conditions in Asia appeared favorable for stocks. In the region, most economies were expanding, corporate earnings estimates were impressive, inflation was low and currencies were stable.

HOW WAS THE FUND STRUCTURED AT THE END OF THE FISCAL YEAR?
As of July 31, 2000, the fund had 61 holdings, with large-cap stocks making up most of the portfolio. We seek to own the favorably priced stocks of companies with established track records. This strategy has resulted in the fund investing primarily in the stocks of large, multi-national companies.
    More than 60% of the fund's total net assets was invested in European stocks while approximately 25% was invested in Asian stocks. At the end of the reporting period, Japan and the United Kingdom were the top country allocations. Our top sectors at the end of the reporting period included

                      ------------------------------------

                           DESPITE MARKET VOLATILITY,

                       THE ECONOMIC AND BUSINESS CLIMATE

                             IN EUROPE CONTINUED TO

                             BODE WELL FOR STOCKS.

                      ------------------------------------

                                    [IMAGE]

ONE-YEAR TOTAL RETURNS

As of 7/31/00, excluding sales charges

================================================================================
CLASS A SHARES                             12.34%

CLASS B SHARES                             11.50%

CLASS C SHARES                             11.44%

MSCI EAFE--Registered Trademark-- INDEX     9.01%
================================================================================

          See important fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


financials, 20.6%; communications services, 10.8%; and capital goods, 9.9%. During the second half of the fiscal year, we significantly reduced the fund's exposure to the volatile technology sector.

WHAT WERE SOME OF THE FUND'S TOP STOCK HOLDINGS?
o HSBC Holdings, the United Kingdom's largest bank, was the fund's top holding at the end of the fiscal year. The firm has more than 5,000 offices, providing a variety of banking services in nearly 80 countries, including the United States.
o Societe Generale, a French bank and the fund's second-largest holding, is seeking to expand its global reach. In addition to 2,500 branches in France, the company has another 650 offices in other countries. It recently bought a fund-management unit of Japan's failed Yamaichi Securities.
o Philips Electronics of the Netherlands is the world's third-largest consumer electronics maker. The company produces televisions, VCRs, compact-disc players and other electronic devices.
o Canon, a Japanese computer-hardware firm, makes copiers, camcorders, fax machines and other items. Approximately 70% of the company's sales are to customers outside Japan, chiefly in North and South America.
o ING Groep of the Netherlands is one of the world's largest financial-services firms. The company offers insurance, banking and diversified financial services.
o French oil company Total Fina Elf operates 29 refineries and approximately 20,000 service stations, primarily in Europe and Africa.
o Nestle of Switzerland is the world's largest food company. Although perhaps best known for its chocolate, the company also markets coffee, bottled water, pet food and other products.

WHAT IS YOUR NEAR-TERM OUTLOOK?
We expect markets to remain volatile. In recent months, global markets have tended to take their cue from developments in the United States, particularly from the Fed's actions and from the performance of the Nasdaq. While it appears that the Fed may be winding down its interest-rate-raising cycle, this is by no means a certainty. The possibility of additional Fed rate hikes and continued Nasdaq volatility could spill over into foreign markets and cause them to fluctuate, sometimes dramatically.
    Nevertheless, the global economic climate appears favorable for stocks, particularly in Europe and in Asia, where the fund has been heavily invested. We believe this bodes well for the fund.

--------------------------------------------------------------------------------

                                     [PHOTO]

NEW FISCAL YEAR-END

    Since our last report to you, AIM Advisor International Value Fund's fiscal year-end was changed from December 31 to July 31. Going forward, you will receive an annual report dated July 31 and a semiannual report dated January 31 each year.

================================================================================

PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

==========================================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES                            TOP 10 COUNTRIES
--------------------------------------------------------------------------------------------------------------------------
 1. HSBC Holdings PLC-ADR (United Kingdom) 3.88%   1. Banks (Major Regional)         10.37%    1. Japan            23.05%
 2. Societe Generale (France)              2.98    2. Telephone                       8.88     2. United Kingdom   21.08
 3. Korinklijke (Royal) Philips                    3. Health Care (Drugs--Major                3. Netherlands      10.61
    Electronics N.V.-ADR (Netherlands)     2.87       Pharmaceuticals)                8.24
 4. Canon Inc.-ADR (Japan)                 2.73    4. Oil (International Integrated)  7.30     4. Germany           8.05
 5. ING Groep N.V.-ADR (Netherlands)       2.69    5. Electrical Equipment            6.63     5. France            7.23
 6. Total Fina Elf S.A.-ADR  (France)      2.58    6. Electric Companies              4.80     6. Switzerland       5.95
 7. Nestle S.A.-ADR (Switzerland)          2.50    7. Chemicals (Diversified)         4.35     7. Italy             5.27
 8. Kyocera Corp.-ADR (Japan)              2.33    8. Foods                           4.29     8. Spain             4.61
 9. National Australia Bank Ltd.-ADR               9. Banks (Money Center)            3.88     9. Australia         4.13
    (Australia)                            2.30
10. Portugal Telecom S.A.-ADR (Portugal)   2.29   10. Automobiles                     3.66    10. Portugal          2.29

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================================

          See important fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR INTERNATIONAL VALUE FUND
VS. BENCH MARK INDEXES

5/1/95-7/31/00

in thousands
================================================================================
                                                               MSCI EAFE
      AIM Advisor International    Lipper International --Registered Trademark--
      Value Fund, Class C Shares        Fund Index               Index
--------------------------------------------------------------------------------
5/1/95          10,000                      10,000              10,000
7/31/95         10,215                      10,694              10,311
7/31/96         12,069                      11,576              10,698
7/31/97         15,428                      13,589              11,667
7/31/98         17,390                      13,445              11,651
7/31/99         17,177                      16,574              14,642
7/31/00         19,242                      19,165              15,903

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.
================================================================================

ABOUT THIS CHART
The chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/1/95-7/31/00. (Data for the indexes are for the period 4/30/95-7/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the EAFE--Registered Trademark-- is not managed, incurring no sales charges, expenses or fees. An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/31/96)              9.46%
  1 year                            6.17*
  * 12.34%, excluding sales charges

CLASS B SHARES
  Inception (3/03/98)               5.24%
  1 year                            6.50*
  * 11.50%, excluding CDSC

CLASS C SHARES
  Inception (5/1/95)               13.19%
  5  years                         12.53
  1 year                           10.44*
  * 11.44%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A and Class B shares will differ from that of its Class C shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
================================================================================



                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / FOR CONSIDERATION

CHASING PERFORMANCE MAY HURT MORE THAN IT HELPS

In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o How well does the fund match my tolerance for risk?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less- established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors-- the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital-goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean that a fund had

================================================================================
SEC SPEAKS OUT

    In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (the SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

[Pie Chart]

Age
Risk
Size
Volatility
Management
Expenses
Tax Efficiency

Source: The Wall Street Journal, 1/25/00
================================================================================

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / FOR CONSIDERATION

a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

--------------------------------------------------------------------------------
Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.

(3) Source: Bloomberg.
================================================================================

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING
One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

================================================================================
MONTH        AMOUNT INVESTED   SHARE PRICE     SHARES PURCHASED
--------------------------------------------------------------------------------
JANUARY          $  200           $ 24               8.333
FEBRUARY            200             20              10.000
MARCH               200             14              14.286
APRIL               200             18              11.111
MAY                 200             22               9.091
JUNE                200             24               8.333
6-MONTH TOTAL    $1,200           $122              61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1,200 divided by 61.154 = $19.62
================================================================================

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

--------------------------------------------------------------------------------

                      AIM ADVISOR INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.15%

AUSTRALIA-4.13%

National Australia Bank Ltd.-ADR
  (Banks-Regional)                       40,000   $  2,882,500
--------------------------------------------------------------
News Corp. Ltd. (The) (Publishing-
  Newspapers)                           100,000      1,210,528
--------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)       18,000      1,077,305
--------------------------------------------------------------
                                                     5,170,333
--------------------------------------------------------------

DENMARK-0.92%

Novo-Nordisk A.S.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      12,000      1,153,500
--------------------------------------------------------------

FRANCE-7.23%

Michelin-Class B (Auto Parts &
  Equipment)                             30,000        898,699
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                             300,000      3,725,010
--------------------------------------------------------------
Total Fina Elf S.A.-ADR
  (Oil-International Integrated)         43,833      3,224,465
--------------------------------------------------------------
Vivendi S.A.
  (Manufacturing-Diversified)            15,000      1,199,193
--------------------------------------------------------------
                                                     9,047,367
--------------------------------------------------------------

GERMANY-8.05%

BASF A.G.-ADR
  (Chemicals-Diversified)                60,000      2,468,520
--------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)                35,000      1,465,915
--------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)       23,000      1,211,812
--------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)(a)                             30,000      2,699,247
--------------------------------------------------------------
SAP A.G.-ADR (Computers-Software &
  Services)                              40,000      2,230,000
--------------------------------------------------------------
                                                    10,075,494
--------------------------------------------------------------

HONG KONG-1.59%

Cheung Kong Holdings Ltd. (Land
  Development)(a)                       170,000      1,994,640
--------------------------------------------------------------

ITALY-5.27%

ENI S.p.A.-ADR (Oil-International
  Integrated)                            25,000      1,406,250
--------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR
  (Banks-Major Regional)                 75,000      2,568,750
--------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                            20,000      2,612,500
--------------------------------------------------------------
                                                     6,587,500
--------------------------------------------------------------

JAPAN-23.05%

Bank of Tokyo-Mitsubishi Ltd. (The)
  (Banks-Regional)                      150,000      1,516,408
--------------------------------------------------------------
Canon, Inc.-ADR (Office Equipment &
  Supplies)                              75,000      3,412,500
--------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR
  (Photography/Imaging)                  50,000      1,850,000
--------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)            15,000      1,798,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Honda Motor Co., Ltd.-ADR
  (Automobiles)                          20,000   $  1,467,500
--------------------------------------------------------------
Ito-Yokado Co., Ltd.
  (Retail-Department Stores)             20,000      1,190,520
--------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component Distributors)   20,000      2,920,000
--------------------------------------------------------------
LAWSON, INC. (Retail-Food Chains)        14,000        740,201
--------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.
  (Machinery-Diversified)               300,000      1,110,301
--------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                         11,000      1,802,917
--------------------------------------------------------------
Nippon Express Co., Ltd. (Truckers)     200,000      1,137,648
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)        220      2,627,165
--------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd.
  (Chemicals-Diversified)                30,000      1,504,102
--------------------------------------------------------------
Sony Corp.-ADR (Electrical Equipment)    25,000      2,348,438
--------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)                15,000      1,504,102
--------------------------------------------------------------
Toyota Motor Corp. (Automobiles)         45,000      1,903,373
--------------------------------------------------------------
                                                    28,833,300
--------------------------------------------------------------

MEXICO-1.47%

Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)           35,000      1,841,875
--------------------------------------------------------------

NETHERLANDS-10.61%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                              60,000      1,457,395
--------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)                50,000      3,362,500
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                             80,000      3,595,000
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil-International
  Integrated)                            45,000      2,621,250
--------------------------------------------------------------
Unilever N.V.-ADR (Foods)                50,642      2,240,909
--------------------------------------------------------------
                                                    13,277,054
--------------------------------------------------------------

PORTUGAL-2.29%

Portugal Telecom S.A.-ADR
  (Telephone)                           256,500      2,869,594
--------------------------------------------------------------

SOUTH KOREA-0.90%

Korea Telecom Corp.-ADR (Telephone)      30,000      1,121,250
--------------------------------------------------------------

SPAIN-4.61%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 40,000      1,187,136
--------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)    130,000      2,697,500
--------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                           100,000      1,887,500
--------------------------------------------------------------
                                                     5,772,136
--------------------------------------------------------------

SWITZERLAND-5.95%

Nestle S.A.-ADR (Foods)                  30,000      3,124,869
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-(CONTINUED)

Novartis A.G.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      70,000   $  2,702,021
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                  3,000      1,618,171
--------------------------------------------------------------
                                                     7,445,061
--------------------------------------------------------------

UNITED KINGDOM-21.08%

AstraZeneca Group PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      45,000      1,923,750
--------------------------------------------------------------
British Airways PLC-ADR (Airlines)       30,000      1,681,875
--------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                            20,000      2,660,000
--------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                 40,000      2,355,000
--------------------------------------------------------------
Corus Group PLC-ADR (Iron & Steel)       75,000        984,375
--------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)        200,000      1,756,242
--------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      40,000      2,285,000
--------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                                70,000      4,851,875
--------------------------------------------------------------
Marks & Spencer PLC
  (Retail-Department Stores)            300,000        980,019
--------------------------------------------------------------
PowerGen PLC-ADR (Electric Companies)    45,000      1,631,250
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                 79,960      1,260,507
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group
  PLC-Value Shares (Banks-Major
  Regional)(a)                           67,760   $     80,469
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            200,000      1,678,320
--------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      35,000      2,240,000
--------------------------------------------------------------
                                                    26,368,682
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $94,999,837)                                 121,557,786
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.46%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-2.46%

Disc. Notes, 6.43%, 08/01/00 (Cost
  $3,080,000)(b)                     $3,080,000      3,080,000
--------------------------------------------------------------
TOTAL INVESTMENTS-99.61%
  (Cost $98,079,837)                               124,637,786
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.39%                    482,005
--------------------------------------------------------------
NET ASSETS-100.00%                                $125,119,791
--------------------------------------------------------------

Investment Abbreviations:

ADR   - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                    MARKET
                                       SHARES       VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-99.73%

AUSTRALIA-4.46%

National Australia Bank Ltd.-ADR
  (Banks-Regional)                      40,000   $  3,310,000
-------------------------------------------------------------
News Corp. Ltd. (The)
  (Publishing-Newspapers)              100,000      1,373,790
-------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)      18,000      1,193,976
-------------------------------------------------------------
                                                    5,877,766
-------------------------------------------------------------

DENMARK-1.60%

Novo-Nordisk A.S.-ADR (Health
  Care-Drugs- Major Pharmaceuticals)    25,000      2,112,500
-------------------------------------------------------------

FRANCE-7.03%

Michelin-Class B (Auto Parts &
  Equipment)                            30,000        960,759
-------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            300,000      3,623,460
-------------------------------------------------------------
Total Fina Elf S.A.-ADR
  (Oil-International Integrated)        43,833      3,366,922
-------------------------------------------------------------
Vivendi S.A.
  (Manufacturing-Diversified)           15,000      1,321,365
-------------------------------------------------------------
                                                    9,272,506
-------------------------------------------------------------

GERMANY-7.78%

BASF A.G.-ADR
  (Chemicals-Diversified)               60,000      2,441,526
-------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)               45,000      1,759,968
-------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)      23,000      1,197,437
-------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)(a)                            36,000      2,981,596
-------------------------------------------------------------
SAP A.G.-ADR (Computers-Software &
  Services)                             40,000      1,877,500
-------------------------------------------------------------
                                                   10,258,027
-------------------------------------------------------------

HONG KONG-1.41%

Cheung Kong Holdings Ltd. (Land
  Development)(a)                      170,000      1,864,537
-------------------------------------------------------------

ITALY-6.49%

ENI S.p.A.-ADR (Oil-International
  Integrated)                           25,000      1,454,687
-------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR
  (Banks-Major Regional)               100,000      3,537,500
-------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/
     Wireless)                          80,000        815,640
-------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                           20,000      2,751,250
-------------------------------------------------------------
                                                    8,559,077
-------------------------------------------------------------

JAPAN-24.80%

Bank of Tokyo-Mitsubishi Ltd. (The)
  (Banks-Regional)                     150,000      1,809,919
-------------------------------------------------------------
Canon, Inc.-ADR (Office Equipment &
  Supplies)                             75,000      3,778,125
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
JAPAN-(CONTINUED)

Fuji Photo Film Co., Ltd.-ADR
  (Photography/Imaging)                 50,000   $  2,118,750
-------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)           15,000      2,161,875
-------------------------------------------------------------
Honda Motor Co., Ltd.-ADR
  (Automobiles)                         20,000      1,375,000
-------------------------------------------------------------
Ito-Yokado Co., Ltd.
  (Retail-Department Stores)            20,000      1,201,903
-------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component Distributors)  23,000      3,951,687
-------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.
  (Machinery-Diversified)              300,000      1,328,121
-------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                        17,000      2,965,572
-------------------------------------------------------------
Nippon Express Co., Ltd. (Truckers)    200,000      1,226,393
-------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)       220      2,921,867
-------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd.
  (Chemicals-Diversified)               30,000      1,520,275
-------------------------------------------------------------
Sony Corp.-ADR (Electrical Equipment)   20,000      1,886,250
-------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)               20,000      2,413,225
-------------------------------------------------------------
Toyota Motor Corp. (Automobiles)        45,000      2,047,285
-------------------------------------------------------------
                                                   32,706,247
-------------------------------------------------------------

MEXICO-1.51%

Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)          35,000      1,999,375
-------------------------------------------------------------

NETHERLANDS-10.91%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                             60,000      1,467,008
-------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)               60,000      4,050,000
-------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                            80,000      3,800,000
-------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil-International
  Integrated)                           45,000      2,770,312
-------------------------------------------------------------
Unilever N.V.-ADR (Foods)               50,642      2,307,376
-------------------------------------------------------------
                                                   14,394,696
-------------------------------------------------------------

PORTUGAL-2.19%

Portugal Telecom S.A.-ADR
  (Telephone)                          256,500      2,885,625
-------------------------------------------------------------

SOUTH KOREA-1.10%

Korea Telecom Corp.-ADR (Telephone)     30,000      1,451,250
-------------------------------------------------------------

SPAIN-4.36%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                40,000      1,234,894
-------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)   130,000      2,535,000
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
SPAIN-(CONTINUED)

Repsol S.A.-ADR (Oil-International
  Integrated)                          100,000   $  1,981,250
-------------------------------------------------------------
                                                    5,751,144
-------------------------------------------------------------

SWITZERLAND-5.51%

Nestle S.A.-ADR (Foods)                 30,000      3,011,862
-------------------------------------------------------------
Novartis A.G.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     70,000      2,780,939
-------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                 3,000      1,478,718
-------------------------------------------------------------
                                                    7,271,519
-------------------------------------------------------------

UNITED KINGDOM-20.58%

AstraZeneca Group PLC-ADR (Health
  Care- Drugs-Major Pharmaceuticals)    45,000      2,092,500
-------------------------------------------------------------
British Airways PLC-ADR (Airlines)      30,000      1,725,000
-------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                           20,000      2,645,000
-------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                47,500      3,087,500
-------------------------------------------------------------
Corus Group PLC-ADR (Iron & Steel)      75,000      1,078,125
-------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)       150,000      1,345,725
-------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs- Major Pharmaceuticals)    40,000      2,312,500
-------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                               75,000      4,345,312
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Marks & Spencer PLC
  (Retail-Department Stores)           300,000   $  1,054,113
-------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                            55,000      1,925,000
-------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                67,760      1,133,806
-------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                           250,000      2,118,060
-------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care- Drugs-Major Pharmaceuticals)    35,000      2,281,563
-------------------------------------------------------------
                                                   27,144,204
-------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $98,249,056)                                131,548,473
-------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-0.46%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-0.46%

Disc. Notes, 6.57%, 07/03/00 (Cost
  $598,782)(b)                        $599,000         598,781
--------------------------------------------------------------
TOTAL INVESTMENTS-100.19% (Cost
  $98,847,838)                                     132,147,254
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(0.19%)                 (246,380)
--------------------------------------------------------------
NET ASSETS-100.00%                                $131,900,874
--------------------------------------------------------------

Investment Abbreviations:

ADR  - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30,
                                                                JULY 31,         2000
                                                                  2000       (UNAUDITED)
                                                              ------------   ------------
ASSETS:

Investments, at market value (cost $98,079,837 and
  $98,847,838, respectively)                                  $124,637,786   $132,147,254
-----------------------------------------------------------------------------------------
Foreign currencies, at value (cost $23,901 and $1,108,760,
  respectively)                                                     23,827      1,098,521
-----------------------------------------------------------------------------------------
Cash                                                                   642            576
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                 738,268        182,942
-----------------------------------------------------------------------------------------
  Capital stock sold                                               497,935         80,599
-----------------------------------------------------------------------------------------
  Dividends                                                        314,578        515,359
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                           14,735         13,478
-----------------------------------------------------------------------------------------
Other assets                                                           995             --
-----------------------------------------------------------------------------------------
    Total assets                                               126,228,766    134,038,729
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                         695,868      1,738,486
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                        14,735         13,478
-----------------------------------------------------------------------------------------
Accrued advisory fees                                              107,493        108,556
-----------------------------------------------------------------------------------------
Accrued administrative services fees                                 4,235          4,098
-----------------------------------------------------------------------------------------
Accrued distribution fees                                          212,368        239,727
-----------------------------------------------------------------------------------------
Accrued directors' fees                                                716          1,661
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                         13,389         12,383
-----------------------------------------------------------------------------------------
Accrued operating expenses                                          60,171         19,466
-----------------------------------------------------------------------------------------
    Total liabilities                                            1,108,975      2,137,855
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $125,119,791   $131,900,874
=========================================================================================

NET ASSETS:

Class A                                                       $ 30,152,891   $ 33,022,368
=========================================================================================
Class B                                                       $  5,883,077   $  5,950,924
=========================================================================================
Class C                                                       $ 89,083,823   $ 92,927,582
=========================================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,605,646      1,703,696
=========================================================================================
Class B:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                      316,442        309,982
=========================================================================================
Class C:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    4,795,176      4,843,196
=========================================================================================
Class A:
  Net asset value and redemption price per share              $      18.78   $      19.38
-----------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided by 94.50%)                       $      19.87   $      20.51
=========================================================================================
Class B:
  Net asset value and offering price per share                $      18.59   $      19.20
=========================================================================================
Class C:
  Net asset value and offering price per share                $      18.58   $      19.19
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS
                                                              SEVEN MONTHS      ENDED           YEAR
                                                                 ENDED         JUNE 30,        ENDED
                                                                JULY 31,         2000       DECEMBER 31,
                                                                  2000       (UNAUDITED)        1999
                                                              ------------   ------------   ------------
INVESTMENT INCOME:

Dividends (net of foreign withholding tax $277,017, $256,079
  and $350,255, respectively)                                 $ 1,676,497    $  1,484,243   $  2,789,892
--------------------------------------------------------------------------------------------------------
Interest                                                           56,132          51,758        110,773
--------------------------------------------------------------------------------------------------------
    Total investment income                                     1,732,629       1,536,001      2,900,665
--------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     773,221         665,728      1,307,027
--------------------------------------------------------------------------------------------------------
Administrative services fee                                        29,098          24,863         25,721
--------------------------------------------------------------------------------------------------------
Custodian fees                                                     23,564          13,199         29,499
--------------------------------------------------------------------------------------------------------
Operating services fees                                                --              --        290,546
--------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                          65,582          56,171         94,674
--------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                          32,963          27,940         42,551
--------------------------------------------------------------------------------------------------------
Distribution fees-Class C                                         552,881         475,072        993,935
--------------------------------------------------------------------------------------------------------
Transfer agent fees-Class A                                        16,951          14,567         17,199
--------------------------------------------------------------------------------------------------------
Transfer agent fees-Class B                                         3,874           3,222          7,228
--------------------------------------------------------------------------------------------------------
Transfer agent fees-Class C                                        64,971          54,749         65,930
--------------------------------------------------------------------------------------------------------
Directors' fees                                                     4,287           3,682          3,847
--------------------------------------------------------------------------------------------------------
Other                                                              99,919          62,776         45,538
--------------------------------------------------------------------------------------------------------
    Total expenses                                              1,667,311       1,401,969      2,923,695
--------------------------------------------------------------------------------------------------------
Less: Fees waived                                                 (19,428)        (16,739)      (166,253)
--------------------------------------------------------------------------------------------------------
   Expenses paid indirectly                                          (900)           (724)          (759)
--------------------------------------------------------------------------------------------------------
    Net expenses                                                1,646,983       1,384,506      2,756,683
--------------------------------------------------------------------------------------------------------
Net investment income                                              85,646         151,495        143,982
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                                        14,076,218      11,326,128      7,711,836
--------------------------------------------------------------------------------------------------------
  Foreign currencies                                             (175,641)       (131,163)      (100,916)
--------------------------------------------------------------------------------------------------------
                                                               13,900,577      11,194,965      7,610,920
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                       (22,688,472)    (15,947,005)    18,910,641
--------------------------------------------------------------------------------------------------------
  Foreign currencies                                                 (411)        (10,194)         1,968
--------------------------------------------------------------------------------------------------------
                                                              (22,688,883)    (15,957,199)    18,912,609
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investment securities and foreign
  currencies                                                   (8,788,306)     (4,762,234)    26,523,529
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(8,702,660)   $ (4,610,739)  $ 26,667,511
========================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                              SEVEN MONTHS        ENDED         YEAR ENDED     YEAR ENDED
                                                                  ENDED       JUNE 30, 2000    DECEMBER 31,   DECEMBER 31,
                                                              JULY 31, 2000    (UNAUDITED)         1999           1998
                                                              -------------   --------------   ------------   ------------
OPERATIONS:

  Net investment income                                       $     85,646     $    151,495    $   143,982    $    226,806
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          13,900,577       11,194,965      7,610,920      (5,494,200)
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (22,688,883)     (15,957,199)    18,912,609      15,275,348
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (8,702,660)      (4,610,739)    26,667,511      10,007,954
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --               --       (432,681)       (160,712)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --        (42,668)             --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --       (838,386)             --
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --               --       (115,532)           (237)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --        (20,873)            (51)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --       (410,586)         (1,274)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          396,487        2,296,078     (2,103,894)     18,784,781
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          576,201          455,168        446,063       4,303,232
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (13,025,971)     (12,115,367)   (14,925,148)      3,112,106
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (20,755,943)     (13,974,860)     8,223,806      36,045,799
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          145,875,734      145,875,734    137,651,928     101,606,129
--------------------------------------------------------------------------------------------------------------------------
  End of period                                               $125,119,791     $131,900,874    $145,875,734   $137,651,928
==========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 84,520,202     $ 87,211,937    $96,576,058    $113,159,037
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (470,742)      (1,056,510)    (1,208,005)         58,330
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           14,512,653       12,456,085      1,261,120      (5,899,391)
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          26,557,678       33,289,362     49,246,561      30,333,952
--------------------------------------------------------------------------------------------------------------------------
                                                              $125,119,791     $131,900,874    $145,875,734   $137,651,928
==========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios. The Board of Directors of the Company approved a change in the Fund's fiscal year-end from December 31 to July 31. As a result, this report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On July 31, 2000, undistributed net investment income was increased by $651,617, undistributed net realized gains decreased by $649,044 and paid-in capital decreased by $2,573 as a result of differing book/tax treatment of foreign currency transactions and foreign tax credits. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) (formerly known as INVESCO Global Asset Management Limited) whereby AIM pays IGAM an annual rate of 0.35% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the Fund's average daily net assets in excess of $50 million to and including $100 million, plus 0.25% of the Fund's average daily net assets in excess of $100 million. During the seven month period ended July 31, 2000 and the six months ended June 30, 2000, AIM waived fees of $690 and $690, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AIM was paid $29,098, $24,863 and $25,721, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AFS was paid $37,793, $32,596 and $34,877, respectively, for such services.
  The Fund, pursuant to an operating services agreement, paid AIM $151,347 for operating services fees during the period January 1, 1999 through July 31, 1999. AIM waived operating services fees of $139,199 during the period January 1, 1999 through July 31, 1999.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $65,582, $32,963 and $552,881, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $56,171, $27,940 and $475,072, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $67,620, $42,551 and $993,935, respectively, as compensation under the Plans. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors waived fees of $18,738, $16,049 and $27,054, respectively, for Class A shares.
  AIM Distributors received commissions of $5,457, $4,797 and $9,075 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $25,282, $24,352 and $63,088, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $2,350, $1,807 and $1,087, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $900, $724 and $759, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $900, $724 and $759 for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven-month period ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $23,495,845 and $38,592,387, respectively, and during the six months ended June 30, 2000 was $21,323,256 and $30,420,490, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                JUNE 30, 2000
                                JULY 31, 2000    (UNAUDITED)
                                -------------   --------------
Aggregate unrealized
  appreciation of investment
  securities                     $33,237,321     $39,557,669
--------------------------------------------------------------
Aggregate unrealized
  (depreciation) of investment
  securities                      (7,133,184)     (5,505,428)
==============================================================
Net unrealized appreciation of
  investment securities          $26,104,137     $34,052,241
==============================================================

Cost of investments for tax purposes is $98,533,649.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                                 JUNE 30, 2000
                                   JULY 31, 2000                  (UNAUDITED)                 DECEMBER 31, 1999
                             --------------------------    --------------------------    ---------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
                             ----------    ------------    ----------    ------------    -----------    ------------
Sold:
  Class A                       709,637    $ 13,249,138       646,697    $ 12,042,877      1,038,717    $ 17,709,368
--------------------------------------------------------------------------------------------------------------------
  Class B                        80,824       1,502,635        67,418       1,248,372        154,805       2,600,272
--------------------------------------------------------------------------------------------------------------------
  Class C                       437,361       8,098,953       396,898       7,326,683        914,757      15,303,016
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                            --              --            --              --         28,852         526,848
--------------------------------------------------------------------------------------------------------------------
  Class B                            --              --            --              --          3,257          59,148
--------------------------------------------------------------------------------------------------------------------
  Class C                            --              --            --              --         59,722       1,083,956
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                      (680,668)    (12,852,651)     (519,678)     (9,746,799)    (1,198,053)    (20,340,110)
--------------------------------------------------------------------------------------------------------------------
  Class B                       (49,271)       (926,434)      (42,325)       (793,204)      (133,374)     (2,213,357)
--------------------------------------------------------------------------------------------------------------------
  Class C                    (1,138,356)    (21,124,924)   (1,049,873)    (19,442,050)    (1,855,582)    (31,312,120)
--------------------------------------------------------------------------------------------------------------------
                               (640,473)   $(12,053,283)     (500,863)   $ (9,364,121)      (986,899)   $(16,582,979)
====================================================================================================================


                                 DECEMBER 31, 1998
                             --------------------------
                               SHARES         AMOUNT
                             ----------    ------------
Sold:
  Class A                     1,753,054    $ 28,241,964
--------------------------------------------------------
  Class B                       309,463       5,088,103
--------------------------------------------------------
  Class C                     1,767,625      28,826,767
---------------------------
Issued as reinvestment of
  dividends:
  Class A                         9,847         156,574
--------------------------------------------------------
  Class B                             3              46
--------------------------------------------------------
  Class C                            71           1,122
--------------------------------------------------------
Reacquired:
  Class A                      (619,207)     (9,613,757)
--------------------------------------------------------
  Class B                       (49,265)       (784,917)
--------------------------------------------------------
  Class C                    (1,630,166)    (25,715,783)
--------------------------------------------------------
                              1,541,425    $ 26,200,119
========================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A(a)
                                                         ------------------------------------------------------------------------
                                                            SEVEN MONTHS          SIX MONTHS
                                                               ENDED            ENDED JUNE 30,        YEAR ENDED DECEMBER 31,
                                                              JULY 31,               2000          ------------------------------
                                                              2000(b)            (UNAUDITED)        1999       1998      1997(b)
                                                         ------------------    ----------------    -------    -------    --------
Net asset value, beginning of period                          $ 19.92              $ 19.92         $ 16.57    $ 14.99     $13.42
-------------------------------------------------------       -------              -------         -------    -------     ------
Income from investment operations:
  Net investment income                                          0.08                 0.09            0.13       0.09       0.17
-------------------------------------------------------       -------              -------         -------    -------     ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.22)               (0.63)           3.57       1.59       1.69
-------------------------------------------------------       -------              -------         -------    -------     ------
    Total from investment operations                            (1.14)               (0.54)           3.70       1.68       1.86
-------------------------------------------------------       -------              -------         -------    -------     ------
Less distributions:
  Dividends from net investment income                             --                   --           (0.28)     (0.10)     (0.07)
-------------------------------------------------------       -------              -------         -------    -------     ------
  Distributions from net realized gains                            --                   --           (0.07)        --      (0.22)
-------------------------------------------------------       -------              -------         -------    -------     ------
    Total distributions                                            --                   --           (0.35)     (0.10)     (0.29)
-------------------------------------------------------       -------              -------         -------    -------     ------
Net asset value, end of period                                $ 18.78              $ 19.38         $ 19.92    $ 16.57     $14.99
=======================================================       =======              =======         =======    =======     ======
Total return(c)                                                 (5.72)%              (2.71)%         22.54%     11.20%     13.84%
=======================================================       =======              =======         =======    =======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,153              $33,022         $31,412    $28,281     $8,444
=======================================================       =======              =======         =======    =======     ======
Ratio of expenses to average net assets:
  With fee waivers                                               1.54%(d)             1.50%(d)        1.51%      1.57%      1.71%
-------------------------------------------------------       -------              -------         -------    -------     ------
  Without fee waivers                                            1.64%(d)             1.60%(d)        1.72%      1.81%      1.81%
=======================================================       =======              =======         =======    =======     ======
Ratio of net investment income to average net assets             0.70%(d)             0.81%(d)        0.71%      0.84%      0.83%
=======================================================       =======              =======         =======    =======     ======
Portfolio turnover rate                                            18%                  16%             24%         9%         9%
=======================================================       =======              =======         =======    =======     ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $32,197,026 and $32,273,673 for July 31, 2000 and June 30, 2000, respectively.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                    MARCH 3, 1998
                                                                                SIX MONTHS ENDED                     (DATE SALES
                                                          SEVEN MONTHS ENDED        JUNE 30,         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,             2000(a)         DECEMBER 31,    DECEMBER 31,
                                                               2000(a)            (UNAUDITED)           1999            1998
                                                          ------------------    ----------------    ------------    -------------
Net asset value, beginning of period                            $19.81               $19.81            $16.48          $16.21
--------------------------------------------------------        ------               ------            ------          ------
Income from investment operations:
  Net investment income (loss)                                   (0.01)                  --             (0.01)             --
--------------------------------------------------------        ------               ------            ------          ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.21)               (0.61)             3.56            0.27
--------------------------------------------------------        ------               ------            ------          ------
    Total from investment operations                             (1.22)               (0.61)             3.55            0.27
--------------------------------------------------------        ------               ------            ------          ------
Less distributions:
  Dividends from net investment income                              --                   --             (0.15)             --
--------------------------------------------------------        ------               ------            ------          ------
  Distributions from net realized gains                             --                   --             (0.07)             --
--------------------------------------------------------        ------               ------            ------          ------
    Total distributions                                             --                   --             (0.22)             --
--------------------------------------------------------        ------               ------            ------          ------
Net asset value, end of period                                  $18.59               $19.20            $19.81          $16.48
========================================================        ======               ======            ======          ======
Total return(b)                                                  (6.16)%              (3.08)%           21.70%           1.67%
========================================================        ======               ======            ======          ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,883               $5,951            $5,642          $4,289
========================================================        ======               ======            ======          ======
Ratio of expenses to average net assets:
  With fee waivers                                                2.32%(c)             2.28%(c)          2.27%           2.32%(d)
--------------------------------------------------------        ------               ------            ------          ------
  Without fee waivers                                             2.32%(c)             2.28%(c)          2.38%           2.46%(d)
========================================================        ======               ======            ======          ======
Ratio of net investment income (loss) to average net
  assets                                                         (0.08)%(c)            0.04%(c)         (0.05)%          0.09%(d)
========================================================        ======               ======            ======          ======
Portfolio turnover rate                                             18%                  16%               24%              9%
========================================================        ======               ======            ======          ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $5,664,168 and $5,618,770 for July 31, 2000 and June 30, 2000, respectively.
(d) Annualized.

                                                                         CLASS C(a)
                            -----------------------------------------------------------------------------------------------------
                                                                                                                     MAY 1, 1995
                                                 SIX MONTHS ENDED                                                    (DATE SALES
                            SEVEN MONTHS ENDED       JUNE 30,                  YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                 JULY 31,            2000(b)         -------------------------------------------    DECEMBER 31,
                                 2000(b)           (UNAUDITED)       1999(b)       1998      1997(b)      1996          1995
                            ------------------   ----------------    --------    --------    --------    -------    -------------
Net asset value, beginning
  of period                      $ 19.80             $ 19.80         $  16.48    $  14.93    $ 13.42     $ 11.13       $10.00
---------------------------      -------             -------         --------    --------    -------     -------       ------
Income from investment
  operations:
  Net investment income
    (loss)                         (0.01)                 --            (0.01)         --       0.01       (0.01)          --
---------------------------      -------             -------         --------    --------    -------     -------       ------
  Net gains (losses) on
    securities (both
    realized and unrealized)       (1.21)              (0.61)            3.55        1.55       1.73        2.34         1.13
---------------------------      -------             -------         --------    --------    -------     -------       ------
    Total from investment
      operations                   (1.22)              (0.61)            3.54        1.55       1.74        2.33         1.13
---------------------------      -------             -------         --------    --------    -------     -------       ------
Less distributions:
  Dividends from net
    investment income                 --                  --            (0.15)         --      (0.01)         --           --
---------------------------      -------             -------         --------    --------    -------     -------       ------
  Distributions from net
    realized gains                    --                  --            (0.07)         --      (0.22)      (0.04)          --
---------------------------      -------             -------         --------    --------    -------     -------       ------
    Total distributions               --                  --            (0.22)         --      (0.23)      (0.04)          --
---------------------------      -------             -------         --------    --------    -------     -------       ------
Net asset value, end of
  period                         $ 18.58             $ 19.19         $  19.80    $  16.48    $ 14.93     $ 13.42       $11.13
===========================      =======             =======         ========    ========    =======     =======       ======
Total return(c)                    (6.16)%             (3.08)%          21.64%      10.38%     12.98%      20.99%       11.28%
===========================      =======             =======         ========    ========    =======     =======       ======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $89,084             $92,928         $108,821    $105,083    $93,162     $51,916       $9,467
===========================      =======             =======         ========    ========    =======     =======       ======
Ratio of expenses to
  average net assets:
  With fee waivers                  2.32%(d)            2.28%(d)         2.27%       2.32%      2.46%       2.50%        2.50%(e)
---------------------------      -------             -------         --------    --------    -------     -------       ------
  Without fee waivers               2.32%(d)            2.28%(d)         2.38%       2.46%      2.46%       2.50%        2.50%(e)
===========================      =======             =======         ========    ========    =======     =======       ======
Ratio of net investment
  income (loss) to average
  net assets                       (0.08)%(d)           0.04%(d)        (0.05)%      0.09%      0.08%      (0.16)%       0.03%(e)
===========================      =======             =======         ========    ========    =======     =======       ======
Portfolio turnover rate               18%                 16%              24%          9%         9%          5%           2%
===========================      =======             =======         ========    ========    =======     =======       ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7,
   1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $95,002,106 and $95,536,491 for July 31, 2000 and June 30, 2000, respectively.
(e) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Advisor International Value Fund:

We have audited the accompanying statement of assets and liabilities of AIM Advisor International Value Fund (a portfolio of AIM Advisor Funds, Inc.) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor International Value Fund as of July 31, 2000, the results of its operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 1, 2000
Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                                OFFICE OF THE FUND
                                                                                       11 Greenway Plaza
Charles T. Bauer                               Charles T. Bauer                        Suite 100
Director and Chairman                          Chairman                                Houston, TX 77046
A I M Management Group Inc.
                                               Robert H. Graham                        INVESTMENT ADVISOR
Bruce L. Crockett                              President                               A I M Advisors, Inc.
Director                                                                               11 Greenway Plaza
ACE Limited;                                   Carol F. Relihan                        Suite 100
Formerly Director, President, and              Senior Vice President and               Houston, TX 77046
Chief Executive Officer                        Secretary
COMSAT Corporation                                                                     SUB-ADVISOR
                                               Gary T. Crum                            INVESCO Global Asset Management Limited
Owen Daly II                                   Senior Vice President                   12 Bermudian Rd., 3rd Floor
Formerly Director                                                                      P.O. Box HM66
Cortland Trust Inc.                            Dana R. Sutton                          Hamilton, HM, AX, Bermuda
                                               Vice President and Treasurer
Edward K. Dunn Jr.                                                                     TRANSFER AGENT
Chairman, Mercantile Mortgage Corp.;           Robert G. Alley                         A I M Fund Services, Inc.
Formerly Vice Chairman, President              Vice President                          P.O. Box 4739
and Chief Operating Officer,                                                           Houston, TX 77210-4739
Mercantile-Safe Deposit & Trust Co.; and       Stuart W. Coco
President, Mercantile Bankshares               Vice President                          CUSTODIAN
                                                                                       State Street Bank and Trust Company
Jack Fields                                    Melville B. Cox                         225 Franklin Street
Chief Executive Officer                        Vice President                          Boston, MA 02110
Texana Global, Inc. and
Twenty First Century Group, Inc.;              Karen Dunn Kelley                       COUNSEL TO THE FUND
Formerly Member                                Vice President                          Ballard Spahr
of the U.S. House of Representatives                                                   Andrews & Ingersoll, LLP
                                               Edgar M. Larsen                         1735 Market Street
Carl Frischling                                Vice President                          Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP          Mary J. Benson                          COUNSEL TO THE TRUSTEES
                                               Assistant Vice President and            Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                               Assistant Treasurer                     919 Third Avenue
Director, President and                                                                New York, NY 10022
Chief Executive Officer                        Sheri Morris
A I M Management Group Inc.                    Assistant Vice President and            DISTRIBUTOR
                                               Assistant Treasurer                     A I M Distributors, Inc.
Prema Mathai-Davis                                                                     11 Greenway Plaza
Formerly, Chief Executive Officer,             Renee A. Friedli                        Suite 100
YWCA of the U.S.A.                             Assistant Secretary                     Houston, TX 77046

Lewis F. Pennock                               P. Michelle Grace                       AUDITORS
Attorney                                       Assistant Secretary                     KPMG LLP
                                                                                       700 Louisiana
Louis S. Sklar                                 Nancy L. Martin                         Houston, TX 77002
Executive Vice President, Development and      Assistant Secretary
Operations, Hines Interests
Limited Partnership                            Ofelia M. Mayo
                                               Assistant Secretary

                                               Lisa A. Moss
                                               Assistant Secretary

                                               Kathleen J. Pflueger
                                               Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For the fiscal period ended July 31, 2000, the amount of income received by AIM Advisor International Value Fund from sources within foreign countries and possessions of the United States was $0.2904 per share (representing a total of $1,950,698). The amount of taxes paid by the Fund to such countries for the fiscal period ended July 31, 2000 was $0.0412 per share (representing a total of $277,017). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal period ended July 31, 2000.

                                  GROSS      FOREIGN
                                  INCOME     TAX PAID
COUNTRY                              %           %
-------                           ------     --------
Australia                          4.84%        0.11%
-----------------------------------------------------
Canada                             0.12%        0.13%
-----------------------------------------------------
Denmark                            0.78%        1.41%
-----------------------------------------------------
France                            10.00%       10.63%
-----------------------------------------------------
Germany                           12.20%       23.42%
-----------------------------------------------------
Italy                             11.58%       11.63%
-----------------------------------------------------
Japan                              3.86%        4.20%
-----------------------------------------------------
Mexico                             0.56%        0.28%
-----------------------------------------------------
Netherlands                        9.24%       15.20%
-----------------------------------------------------

                                  GROSS      FOREIGN
                                  INCOME     TAX PAID
COUNTRY                              %           %
-------                           ------     --------
Portugal                           2.32%        2.11%
-----------------------------------------------------
Spain                              6.67%        6.82%
-----------------------------------------------------
Switzerland                        5.09%        5.54%
-----------------------------------------------------
United Kingdom                    27.79%       14.48%
-----------------------------------------------------
Various                            2.02%        4.04%
-----------------------------------------------------
Subtotal                          97.07%      100.00%
-----------------------------------------------------
United States                      2.93%        0.00%
-----------------------------------------------------
Total                             100.00%     100.00%
=====================================================

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                                   AIM INVESTOR LINE,

                                        800-246-5463,

                             PROVIDES CURRENT ACCOUNT

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                            YIELD AND TOTAL RETURN ON

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                            DAY. YOU CAN ALSO ORDER A

                            YEAR-TO-DATE STATEMENT OF

                                        YOUR ACCOUNT.

                      ------------------------------------

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o   AIM INTERNET CONNECT(SM). Sign up for this service and you can buy, redeem or exchange shares of AIM funds in your AIM account simply by visiting our
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o   AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive
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o   AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your
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o   E-MAIL ACCESS. You can contact us at general@aimfunds.com for general
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    youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund-performance information.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                          EQUITY FUNDS

      DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS

        MORE AGGRESSIVE                            MORE AGGRESSIVE                          A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
AIM Small Cap Opportunities(1)                AIM Latin American Growth                     since 1976 and managed approximately
AIM Mid Cap Opportunities(2)                  AIM Developing Markets                        $176 billion in assets for more than 8
AIM Large Cap Opportunities(6)                AIM European Small Company                    million shareholders, including
AIM Emerging Growth                           AIM Asian Growth                              individual investors, corporate clients
AIM Small Cap Growth(3)                       AIM Japan Growth                              and financial institutions, as of June
AIM Aggressive Growth                         AIM International Emerging Growth             30, 2000.
AIM Mid Cap Growth                            AIM European Development                          The AIM Family of Funds--Registered
AIM Small Cap Equity                          AIM Euroland Growth                           Trademark-- is distributed nationwide,
AIM Capital Development                       AIM Global Aggressive Growth                  and AIM today is the eighth-largest
AIM Constellation(4)                          AIM International Equity                      mutual fund complex in the United
AIM Dent Demographic Trends                   AIM Advisor International Value               States in assets under management,
AIM Select Growth                             AIM Global Trends                             according to Strategic Insight, an
AIM Large Cap Growth                          AIM Global Growth                             independent mutual fund monitor.
AIM Weingarten                                                                                  AIM is a subsidiary of AMVESCAP PLC,
AIM Mid Cap Equity                                  MORE CONSERVATIVE                       one of the world's largest independent
AIM Value II                                                                                financial services companies with $389
AIM Charter                                       SECTOR EQUITY FUNDS                       billion in assets under management as of
AIM Value                                                                                   June 30, 2000.
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value                     AIM New Technology
AIM Balanced                                  AIM Global Telecommunications and Technology
AIM Advisor Flex                              AIM Global Resources
                                              AIM Global Financial Services
      MORE CONSERVATIVE                       AIM Global Health Care
                                              AIM Global Consumer Products and Services
                                              AIM Global Infrastructure
                                              AIM Advisor Real Estate
                                              AIM Global Utilities

                                                   MORE CONSERVATIVE

                           FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS                    TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                          AIM High Income Municipal
AIM High Yield II                             AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                AIM Municipal Bond
AIM Income                                    AIM Tax-Free Intermediate
AIM Global Income                             AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                        MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                       [INVEST WITH DISCIPLINE]
                                                       --Registered Trademark--

A I M Distributors, Inc.                                              IVAL-AR-1